UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 12, 2011, we, through, the eight subsidiaries of our wholly owned subsidiary G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC, which hold title to the properties comprising the Dixie-Lobo Medical Office Building Portfolio, entered into an amended and restated loan agreement with General Electric Capital Corporation, or the Dixie-Lobo Lender, and an assumption and modification agreement with TMB-Alice, L.P., Carlsbad-TMB, LLC, Hobbs-TMB, LLC, Hope-TMB, LLC, TMB-Lake Charles, L.P., TMB-Lufkin, L.P., Victoria-TMB, L.P. TMB-I, L.P., and Longview-TMB, L.P., or the Dixie-Lobo Sellers, a loan guarantor, the Dixie-Lobo Guarantor, and the Dixie-Lobo Lender, in connection with our purchase of eight medical office buildings that comprise Dixie-Lobo Medical Office Building Portfolio, located in Alice, Lufkin, Vitoria, and Wharton, Texas, Carlsbad and Hobbs, New Mexico, Hope, Arkansas and Lake Charles, Louisiana, or the Dixie-Lobo MOB Portfolio, and our assumption of an existing loan between the Dixie-Lobo Sellers, Dixie-Lobo Guarantor and the Dixie-Lobo Lender. The loan is evidenced by a modified promissory note in the principal amount of $23,239,000, or the Dixie-Lobo Loan, an amended and restated loan agreement and an assumption and modification agreement and is secured by eight separate deeds of trust, or the Dixie-Lobo Loan Documents.

Pursuant to the Dixie-Lobo Loan Documents, the Dixie-Lobo Lender consented to: (i) our acquisition of Dixie-Lobo Medical Office Building Portfolio; (ii) our assumption of the Dixie-Lobo Loan; (iii) the release of the Dixie-Lobo Sellers from all liabilities and obligations under the Dixie-Lobo Loan Documents; (iv) the release of the Dixie-Lobo Guarantor from his liability and obligation under the Dixie-Lobo Loan Documents; and (v) our assumption of all liabilities and obligations under the Dixie-Lobo Loan Documents.

The Dixie-Lobo Loan Documents provide for: (i) a maturity date of December 28, 2011; (ii) a fixed rate interest rate of 6.34% per annum; (iii) a default interest rate of 10.34% per annum for so long as any default exists; (iv) a late fee equal to the greater of 10.34% per annum or 5.0% of the amount of the overdue payment until such overdue payment is paid in full; (v) prepayment of the loan in whole, but not in part, at any time prior to December 28, 2011 by providing written notice to the Dixie-Lobo Lender at least 15 days prior to the date of our prepayment of the loan and subject to a certain "make-whole amount" payment as defined in the Dixie-Lobo Loan Documents; provided however, such prepayment fee shall not apply if payment is made during the three months prior to the maturity date of December 28, 2011; and (vi) the establishment of certain impound and reserve accounts for real estate taxes, insurance and replacement. In the event of a default under the Dixie-Lobo Loan Documents, the Dixie-Lobo Lender has the right to terminate its obligations under the Dixie-Lobo Loan Documents, accelerate the payment on any unpaid principal balance of the Dixie-Lobo Loan, including interest thereon, and foreclose on the Dixie-Lobo Medical Office Building Portfolio.

The material terms of the modified promissory note, amended and restated loan agreement, assumption and modification agreement and the eight separate deeds of trust are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.11, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 18, 2011, we issued a press release announcing the acquisition of the Dixie-Lobo MOB Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

As previously reported in our Current Reports on Form 8-K filed under Item 1.01 on March 25, 2011 and April 29, 2011, we, through G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC, our wholly owned subsidiary, entered into a purchase and sale agreement and escrow instructions, or the Purchase Agreement, and an amendment to the Purchase Agreement on March 21, 2011 and April 25, 2011, respectively, with TMB-Alice, L.P., Carlsbad-TMB, LLC, Hobbs-TMB, LLC, Hope-TMB, LLC, TMB-Lake Charles, L.P., TMB-Lufkin, L.P., Victoria-TMB, L.P. and TMB-I, L.P., which are unaffiliated third parties and are collectively referred to as the Dixie-Lobo Sellers, for the purchase of the Dixie-Lobo MOB Portfolio for an aggregate purchase price of $30,050,000, plus closing costs.

On May 12, 2011, we purchased the Dixie-Lobo MOB Portfolio from the Dixie-Lobo Sellers for an aggregate purchase price of $30,050,000, plus closing costs.

We financed a portion of the purchase price of the Dixie-Lobo MOB Portfolio through our assumption of the Dixie-Lobo Loan, as discussed above. In addition, we financed the purchase of the Dixie-Lobo MOB Portfolio using $5,000,000 in borrowings under a revolving line of credit with Bank of America, N.A. and the remaining balance using cash proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $826,000, or 2.75% of the aggregate purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Modified Promissory Note by TMB-Alice, L.P., Carlsbad-TMB, LLC, Hobbs-TMB, LLC, Hope-TMB, LLC, TMB-Lake Charles, L.P., Longview-TMB, L.P., TMB-Lufkin, L.P., Victoria-TMB, L.P. and TMB-I, L.P. in favor of General Electric Capital Corporation, N.A., dated May 12, 2011

10.2 Amended and Restated Loan Agreement by and between G&E HC REIT II Alice MOB, LLC, G&E HC REIT II Carlsbad MOB, LLC, G&E HC REIT II Hobbs MOB, LLC, G&E HC REIT II Hope MOB, LLC, G&E HC REIT II Lake Charles MOB, LLC, G&E HC REIT II Lufkin MOB, LLC, G&E HC REIT II Victoria MOB, LLC, G&E HC REIT II Wharton MOB, LLC and General Electric Capital Corporation, dated May 12, 2011

10.3 Assumption and Modification Agreement by and between TMB-Alice, L.P., Carlsbad-TMB, LLC, Hobbs-TMB, LLC, Hope-TMB, LLC, TMB-Lake Charles, L.P., Longview-TMB, L.P., TMB-Lufkin, L.P., Victoria-TMB, L.P. and TMB-I, L.P., G&E HC REIT II Alice MOB, LLC, G&E HC REIT II Carlsbad MOB, LLC, G&E HC REIT II Hobbs MOB, LLC, G&E HC REIT II Hope MOB, LLC, G&E HC REIT II Lake Charles MOB, LLC, G&E HC REIT II Lufkin MOB, LLC, G&E HC REIT II Victoria MOB, LLC, G&E HC REIT II Wharton MOB, LLC, Grubb & Ellis Healthcare REIT II, Inc. and General Electric Capital Corporation, dated May 12, 2011

10.4 Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Alice, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006

10.5 Line of Credit Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Carlsbad, LLC for the benefit of General Electric Capital Corporation, dated December 29, 2006

10.6 Line of Credit Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Hobbs-TMB, LLC for the benefit of General Electric Capital Corporation, dated December 29, 2006

10.7 Construction and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Hope-TMB, LLC for the benefit of General Electric Capital Corporation, dated December 29, 2006

10.8 Multiple Indebtedness Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Lake Charles, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006

10.9 Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Lufkin, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006

10.10 Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Victoria-TMB, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006

10.11 Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-I, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated May 18, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

May 18, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Modified Promissory Note by TMB-Alice, L.P., Carlsbad-TMB, LLC, Hobbs-TMB, LLC, Hope-TMB, LLC, TMB-Lake Charles, L.P., Longview-TMB, L.P., TMB-Lufkin, L.P., Victoria-TMB, L.P. and TMB-I, L.P. in favor of General Electric Capital Corporation, N.A., dated May 12, 2011
10.2	Amended and Restated Loan Agreement by and between G&E HC REIT II Alice MOB, LLC, G&E HC REIT II Carlsbad MOB, LLC, G&E HC REIT II Hobbs MOB, LLC, G&E HC REIT II Hope MOB, LLC, G&E HC REIT II Lake Charles MOB, LLC, G&E HC REIT II Lufkin MOB, LLC, G&E HC REIT II Victoria MOB, LLC, G&E HC REIT II Wharton MOB, LLC and General Electric Capital Corporation, dated May 12, 2011
10.3	Assumption and Modification Agreement by and between TMB-Alice, L.P., Carlsbad-TMB, LLC, Hobbs-TMB, LLC, Hope-TMB, LLC, TMB-Lake Charles, L.P., Longview-TMB, L.P., TMB-Lufkin, L.P., Victoria-TMB, L.P. and TMB-I, L.P., G&E HC REIT II Alice MOB, LLC, G&E HC REIT II Carlsbad MOB, LLC, G&E HC REIT II Hobbs MOB, LLC, G&E HC REIT II Hope MOB, LLC, G&E HC REIT II Lake Charles MOB, LLC, G&E HC REIT II Lufkin MOB, LLC, G&E HC REIT II Victoria MOB, LLC, G&E HC REIT II Wharton MOB, LLC, Grubb & Ellis Healthcare REIT II, Inc. and General Electric Capital Corporation, dated May 12, 2011
10.4	Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Alice, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006
10.5	Line of Credit Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Carlsbad, LLC for the benefit of General Electric Capital Corporation, dated December 29, 2006
10.6	Line of Credit Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Hobbs-TMB, LLC for the benefit of General Electric Capital Corporation, dated December 29, 2006
10.7	Construction and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Hope-TMB, LLC for the benefit of General Electric Capital Corporation, dated December 29, 2006
10.8	Multiple Indebtedness Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Lake Charles, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006
10.9	Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-Lufkin, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006
10.10	Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Victoria-TMB, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006
10.11	Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by TMB-I, L.P. for the benefit of General Electric Capital Corporation, dated December 29, 2006
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated May 18, 2011